EXHIBIT 99.3
Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules
Summary
($ Millions, except per share amounts)

	2Q 2013	2Q 2012

Core Results ($ millions)	$1,276	$1,332
EPS - Diluted	$1.58	$1.64

Reported Net Income ($ millions)	$1,322	$1,328
EPS - Diluted	$1.64	$1.64

Total Worldwide Sales Volumes (mboe/day)	764	759
Total Worldwide Production Volumes (mboe/day)	772	766

Total Worldwide Crude Oil Realizations ($/BBL)	$97.91	$99.34
Total Worldwide NGL Realizations ($/BBL)	$38.78	$42.06
Domestic Natural Gas Realizations ($/MCF)	$3.82	$2.09

Wtd. Average Basic Shares O/S (millions)	804.9	810.3
Wtd. Average Diluted Shares O/S (millions)	805.4	811.0

	YTD 2013	YTD 2012

Core Results ($ millions)	$2,635	$2,892
EPS - Diluted	$3.27	$3.56

Reported Net Income ($ millions)	$2,677	$2,887
EPS - Diluted	$3.32	$3.55

Total Worldwide Sales Volumes (mboe/day)	755	752
Total Worldwide Production Volumes (mboe/day)	768	760

Total Worldwide Crude Oil Realizations ($/BBL)	$97.99	$103.63
Total Worldwide NGL Realizations ($/BBL)	$39.52	$47.52
Domestic Natural Gas Realizations ($/MCF)	$3.44	$2.46

Wtd. Average Basic Shares O/S (millions)	804.8	810.4
Wtd. Average Diluted Shares O/S (millions)	805.3	811.2

Shares Outstanding (millions)	805.8	809.9

Cash Flow from Operations ($ millions)	$6,200	$6,000

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2013 Second Quarter
Net Income (Loss)
($ millions, except per share amounts)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$2,100			$2,100

Chemical	275	(131)	Carbocloro sale gain	144

Midstream, marketing and other	48			48

Corporate
Interest expense, net	(29)			(29)

Other	(166)	55	Charge for former executives and consultants (a)	(111)

Taxes	(901)	25	Tax effect of pre-tax adjustments	(876)

Income from continuing operations	1,327	(51)		1,276
Discontinued operations, net of tax	(5)	5	Discontinued operations, net	-
Net Income	$1,322	$(46)		$1,276

Basic Earnings Per Common Share
Income from continuing operations	$1.65
Discontinued operations, net	(0.01)
Net Income	$1.64			$1.58

Diluted Earnings Per Common Share
Income from continuing operations	$1.64
Discontinued operations, net	-
Net Income	$1.64			$1.58

(a) Reflects pre-tax charge for the estimated cost related to the employment and post-employment benefits for the
Company's former Executive Chairman and termination of certain other employees and consulting arrangements.

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2012 Second Quarter
Net Income (Loss)
($ millions, except per share amounts)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$2,043			$2,043

Chemical	194			194

Midstream, marketing and other	77			77

Corporate
Interest expense, net	(25)			(25)

Other	(82)			(82)

Taxes	(875)			(875)

Income from continuing operations	1,332	-		1,332
Discontinued operations, net of tax	(4)	4	Discontinued operations, net	-
Net Income	$1,328	$4		$1,332

Basic Earnings Per Common Share
Income from continuing operations	$1.64
Discontinued operations, net	-
Net Income	$1.64			$1.64

Diluted Earnings Per Common Share
Income from continuing operations	$1.64
Discontinued operations, net	-
Net Income	$1.64			$1.64

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2013 Six Months
Net Income (Loss)
($ millions, except per share amounts)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$4,020			$4,020

Chemical	434	(131)	Carbocloro sale gain	303

Midstream, marketing and other	263			263

Corporate
Interest expense, net	(59)			(59)

Other	(227)	55	Charge for former executives and consultants (a)	(172)

Taxes	(1,745)	25	Tax effect of pre-tax adjustments	(1,720)

Income from continuing operations	2,686	(51)		2,635
Discontinued operations, net of tax	(9)	9	Discontinued operations, net	-
Net Income	2,677	(42)		2,635

Basic Earnings Per Common Share
Income from continuing operations	$3.33
Discontinued operations, net	(0.01)
Net Income	$3.32			$3.27

Diluted Earnings Per Common Share
Income from continuing operations	$3.33
Discontinued operations, net	(0.01)
Net Income	$3.32			$3.27

(a) Reflects pre-tax charge for the estimated cost related to the employment and post-employment benefits for the
Company's former Executive Chairman and termination of certain other employees and consulting arrangements.

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2012 Six Months
Net Income (Loss)
($ millions, except per share amounts)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$4,547			$4,547

Chemical	378			378

Midstream, marketing and other	208			208

Corporate
Interest expense, net	(53)			(53)

Other	(174)			(174)

Taxes	(2,014)			(2,014)

Income from continuing operations	2,892	-		2,892
Discontinued operations, net of tax	(5)	5	Discontinued operations, net	-
Net Income	$2,887	$5		$2,892

Basic Earnings Per Common Share
Income from continuing operations	$3.56
Discontinued operations, net	(0.01)
Net Income	$3.55			$3.56

Diluted Earnings Per Common Share
Income from continuing operations	$3.56
Discontinued operations, net	(0.01)
Net Income	$3.55			$3.56

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
Worldwide Effective Tax Rate

	QUARTERLY			YEAR-TO-DATE
	2013	2013	2012	2013	2012
REPORTED INCOME	QTR 2	QTR 1	QTR 2	6 Months	6 Months
Oil & Gas	2,100	1,920	2,043	4,020	4,547
Chemical	275	159	194	434	378
Midstream, marketing and other	48	215	77	263	208
Corporate & other	(195)	(91)	(107)	(286)	(227)
Pre-tax income	2,228	2,203	2,207	4,431	4,906

Income tax expense
Federal and state	332	292	254	624	700
Foreign	569	552	621	1,121	1,314
Total	901	844	875	1,745	2,014

Income from continuing operations	1,327	1,359	1,332	2,686	2,892

Worldwide effective tax rate	40%	38%	40%	39%	41%

	2013	2013	2012	2013	2012
CORE RESULTS	QTR 2	QTR 1	QTR 2	6 Months	6 Months
Oil & Gas	2,100	1,920	2,043	4,020	4,547
Chemical	144	159	194	303	378
Midstream, marketing and other	48	215	77	263	208
Corporate & other	(140)	(91)	(107)	(231)	(227)
Pre-tax income	2,152	2,203	2,207	4,355	4,906

Income tax expense
Federal and state	331	292	254	623	700
Foreign	545	552	621	1,097	1,314
Total	876	844	875	1,720	2,014

Core results	1,276	1,359	1,332	2,635	2,892

Worldwide effective tax rate	41%	38%	40%	39%	41%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2013 Second Quarter Net Income (Loss)
Reported Income Comparison

	Second	First
	Quarter	Quarter
	2013	2013	B / (W)
Oil & Gas	$2,100	$1,920	$180
Chemical	275	159	116
Midstream, marketing and other	48	215	(167)
Corporate
Interest expense, net	(29)	(30)	1
Other	(166)	(61)	(105)
Taxes	(901)	(844)	(57)
Income from continuing operations	1,327	1,359	(32)
Discontinued operations, net	(5)	(4)	(1)
Net Income	$1,322	$1,355	$(33)

Earnings Per Common Share
Basic	$1.64	$1.68	$(0.04)
Diluted	$1.64	$1.68	$(0.04)

Worldwide Effective Tax Rate	40%	38%	-2%

OCCIDENTAL PETROLEUM
2013 Second Quarter Net Income (Loss)
Core Results Comparison

	Second	First
	Quarter	Quarter
	2013	2013	B / (W)
Oil & Gas	$2,100	$1,920	$180
Chemical	144	159	(15)
Midstream, marketing and other	48	215	(167)
Corporate
Interest expense, net	(29)	(30)	1
Other	(111)	(61)	(50)
Taxes	(876)	(844)	(32)
Core Results	$1,276	$1,359	$(83)

Core Results Per Common Share
Basic	$1.58	$1.69	$(0.11)
Diluted	$1.58	$1.69	$(0.11)

Worldwide Effective Tax Rate	41%	38%	-3%

Investor Relations Supplemental Schedules

Oil & Gas Variance Analysis
2Q13 vs. 1Q13
($ in millions)
$1,920
$6
$246
$28
$32
$2,100
1Q13
Sales Price
Sales Volume
Higher Expl. Costs
All Others
2Q13

Chemical Variance Analysis
2Q13 vs. 1Q13
($ in millions)
$159
$6
$12
$5
$4
$144
1Q13
Sales Price
Sales Volume / Mix
Operations / Manufacturing
All Others
2Q13

Midstream Variance Analysis
2Q13 vs. 1Q13
($ in millions)
$215
$172
$16
$16
$5
$48
1Q13
Marketing and Trading
Gas Processing
Pipelines
All Others
2Q13

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2013 Second Quarter Net Income (Loss)
Reported Income Comparison

	Second	Second
	Quarter	Quarter
	2013	2012	B / (W)
Oil & Gas	$2,100	$2,043	$57
Chemical	275	194	81
Midstream, marketing and other	48	77	(29)
Corporate
Interest expense, net	(29)	(25)	(4)
Other	(166)	(82)	(84)
Taxes	(901)	(875)	(26)
Income from continuing operations	1,327	1,332	(5)
Discontinued operations, net	(5)	(4)	(1)
Net Income	$1,322	$1,328	$(6)

Earnings Per Common Share
Basic	$1.64	$1.64	$-
Diluted	$1.64	$1.64	$-

Worldwide Effective Tax Rate	40%	40%	0%

OCCIDENTAL PETROLEUM
2013 Second Quarter Net Income (Loss)
Core Results Comparison

	Second	Second
	Quarter	Quarter
	2013	2012	B / (W)
Oil & Gas	$2,100	$2,043	$57
Chemical	144	194	(50)
Midstream, marketing and other	48	77	(29)
Corporate
Interest expense, net	(29)	(25)	(4)
Other	(111)	(82)	(29)
Taxes	(876)	(875)	(1)
Core Results	$1,276	$1,332	$(56)

Core Results Per Common Share
Basic	$1.58	$1.64	$(0.06)
Diluted	$1.58	$1.64	$(0.06)

Worldwide Effective Tax Rate	41%	40%	-1%

Investor Relations Supplemental Schedules

Oil & Gas Variance Analysis
2Q13 vs. 2Q12
($ in millions)
$2,043
$78
$103
$104
$195
$18
$51
$2,100
2Q12
Sales Price
Sales Volume
Lower Operating Costs
Higher DD&A Rate
Lower Exploration Expense
All Others *
2Q13
* Higher equity compensation expense

Chemical Variance Analysis
2Q13 vs. 2Q12
($ in millions)
$194
$3
$6
$57
$2
$144
2Q12
Sales Price
Sales Volume / Mix
Operations / Manufacturing *
All Others
2Q13
* Higher energy and feedstock costs

Midstream Variance Analysis
2Q13 vs. 2Q12
($ in millions)
$77
$29
$14
$9
$5
$48
2Q12
Marketing and Trading
Power Generation
Pipelines
All Others
2Q13

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

		Second Quarter		Six Months
		2013	2012	2013	2012
NET PRODUCTION PER DAY:

United States
Oil (MBBL)
	California	88	88	88	87
	Permian	145	138	146	139
Midcontinent and other		28	23	28	20
	Total	261	249	262	246
NGLs (MBBL)
	California	21	15	20	15
	Permian	39	39	39	39
Midcontinent and other		17	19	18	19
	Total	77	73	77	73
Natural Gas (MMCF)
	California	260	269	262	268
	Permian	160	151	168	153
Midcontinent and other		372	420	378	416
	Total	792	840	808	837

Latin America
Oil (MBBL)	Colombia	28	31	29	27

Natural Gas (MMCF)	Bolivia	13	14	13	14

Middle East / North Africa
Oil (MBBL)
	Dolphin	7	9	6	9
	Oman	67	62	66	63
	Qatar	75	74	67	73
	Other	44	36	45	41
	Total	193	181	184	186

NGLs (MBBL)	Dolphin	7	9	7	9

Natural Gas (MMCF)
	Dolphin	145	194	139	183
	Oman	56	57	56	57
	Other	232	230	238	224
	Total	433	481	433	464

Barrels of Oil Equivalent (MBOE)		772	766	768	760

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

		Second Quarter		Six Months
		2013	2012	2013	2012
NET SALES VOLUMES PER DAY:
United States
Oil (MBBL)		261	249	262	246
NGLs (MBBL)		77	73	77	73
Natural Gas (MMCF)		795	835	810	835

Latin America
Oil (MBBL)		26	31	28	27
Natural Gas (MMCF)		13	14	13	14

Middle East / North Africa
Oil (MBBL)
	Dolphin	7	8	6	8
	Oman	63	60	68	63
	Qatar	80	73	66	71
	Other	36	34	32	36
	Total	186	175	172	178

NGLs (MBBL)	Dolphin	7	9	7	9

Natural Gas (MMCF)		433	481	433	464

Barrels of Oil Equivalent (MBOE)		764	759	755	752

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	Second Quarter		Six Months
	2013	2012	2013	2012

OIL & GAS:
REALIZED PRICES
United States
Oil ($/BBL)	95.08	92.34	93.33	97.88
NGLs ($/BBL)	39.70	43.75	40.15	49.14
Natural gas ($/MCF)	3.82	2.09	3.44	2.46

Latin America
Oil ($/BBL)	98.85	98.15	103.29	100.40
Natural Gas ($/MCF)	11.32	12.06	11.46	11.84

Middle East / North Africa
Oil ($/BBL)	101.83	109.70	104.40	112.28
NGLs ($/BBL)	29.14	29.32	32.65	34.76

Total Worldwide
Oil ($/BBL)	97.91	99.34	97.99	103.63
NGLs ($/BBL)	38.78	42.06	39.52	47.52
Natural Gas ($/MCF)	2.83	1.72	2.60	1.97

INDEX PRICES
WTI oil ($/BBL)	94.22	93.49	94.30	98.21
Brent oil ($/BBL)	103.35	108.90	108.00	113.63
NYMEX gas ($/MCF)	4.00	2.28	3.68	2.55

REALIZED PRICES AS PERCENTAGE OF INDEX PRICES
Worldwide oil as a percentage of WTI	104%	106%	104%	106%
Worldwide oil as a percentage of Brent	95%	91%	91%	91%
Worldwide NGLs as a percentage of WTI	41%	45%	42%	48%
Domestic natural gas as a percentage of NYMEX	95%	91%	93%	97%

	Second Quarter		Six Months
	2013	2012	2013	2012
Exploration Expense
United States	$45	$80	$85	$141
Middle East / North Africa	33	16	43	53
	$78	$96	$128	$194

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	Second Quarter		Six Months
Capital Expenditures ($MM)	2013	2012	2013	2012
Oil & Gas
California	$362	$580	$679	$1,103
Permian	436	508	871	937
Midcontinent and other	208	418	426	842
Latin America	75	67	145	109
Middle East / North Africa	549	430	1,096	858
Exploration	103	183	181	354
Chemical	103	75	168	117
Midstream, marketing and other	336	422	656	754
Corporate	38	30	58	51
TOTAL	2,210	2,713	4,280	5,125
Non-controlling interest contributions	(39)	-	(65)	-
	$2,171	$2,713	$4,215	$5,125

Depreciation, Depletion &	Second Quarter		Six Months
Amortization of Assets ($MM)	2013	2012	2013	2012
Oil & Gas
Domestic	$732	$582	$1,472	$1,170
Latin America	27	31	57	56
Middle East / North Africa	395	328	740	663
Chemical	87	86	172	171
Midstream, marketing and other	52	54	102	100
Corporate	10	6	19	12
TOTAL	$1,303	$1,087	$2,562	$2,172

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
CORPORATE
($ millions)

	30-Jun-13	31-Dec-12

CAPITALIZATION

Long-Term Debt (including current maturities)	$7,626	$7,623

EQUITY	$41,850	$40,048

Total Debt To Total Capitalization	15%	16%